EXHIBIT 99.2

THE JOINT CORP. | NASDAQ: JYNT | thejoint.com Reinventing Chiropractic Care Q4 & FY 2017 Reported March 8, 2018

Safe Harbor Statement 2 © 2018 | NASDAQ: JYNT | thejoint.com Certain statements contained in this presentation are "forward - looking statements." We have tried to identify these forward - looking statements by using words such as "may," "might," " will," "expect,” "anticipate,'' "'believe,“ "could," " intend," "plan," "estimate," "should," "if,“ "project," and similar expressions. All statements other than statements of historical facts contained in this presentation, including statements regarding our growth strategies, our vision, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth and potential are forward - looking statements. We have based these forward - looking statements on our current expectations and projections about future events. However, these forward - looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from our expectations and projections. Some of these risks, uncertainties and other factors are set forth in this presentation and in other documents we file with the United States Securities and Exchange Commission (the "SEC"). Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward - looking statements. Projections and other forward - looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”) or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward - looking statements. All subsequent written and oral forward - looking statements attributable us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Any such forward - looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed above. In addition to results presented in accordance with U.S. GAAP, this presentation includes a presentation of EBITDA and Adjusted EBITDA, which are non - GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. We define EBITDA as net income (loss) before net interest, taxes, depreciation and amortization expenses. We define Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase gain, loss on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements filed with the SEC. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, Florida, Illinois, Kansas, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, and Tennessee, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

Transformation Delivering Results 3 © 2018 | NASDAQ: JYNT | thejoint.com 2017 ACHIEVEMENTS • 41 new clinics opened, bringing Dec. 31, 2017 total to 399 • 10 regional developers signed, bringing Dec. 31, 2017 total to 18 • • 2 consecutive quarters of positive Adjusted EBITDA • • $5M non - dilutive line of credit in place

Reducing Clinic Time to Breakeven 4 © 2018 | NASDAQ: JYNT | thejoint.com 9 month average breakeven for the clinics opened in 2017, down from ~18 months for clinics opened in 2016 Breakeven Range * Based on average historical gross sales growth rates from January 2013 through December 2017

8 th Consecutive Quarter of Improvements $1.3 $2.8 $8.1 $70.1 $46.2 $22.3 $98.6 $126.9 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 77% CAGR (8 year) SYSTEM - WIDE GROSS SALES ($ in Ms) 5 © 2018 | NASDAQ: JYNT | thejoint.com $ in Ms 2017 vs 2016 System - wide gross sales 29% System - wide comp sales >13 months 1 21% System - wide comp sales >48 months 1 13% Revenue 23% Net loss $(3.3), up $11.9 Adjusted EBITDA 2 $(0.1), up $7.6 Cash and equivalents at Dec. 31, 2017 $4.2 1 Comparable Sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have closed 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

Reinventing Chiropractic Care 400 th clinic opened Jan. ’18 • Bringing quality, convenient, affordable chiropractic care to retail • Employing proven subscription - based, walk - in, no - insurance hybrid model • Company - owned/managed • Franchised • Serving patients seeking pain relief and ongoing health & wellness in open bay • 1,000 fully licensed chiropractic doctors • ~5M chiropractic adjustments in 2017 6 © 2018 | NASDAQ: JYNT | thejoint.com

Opportunity in Highly 7 © 2018 | NASDAQ: JYNT | thejoint.com • $650B in pain costs • $90B in back pain alone • ~ 80 % of those surveyed want a non - pharmacologic approach to physical pain 3 • 55% reduction in the likelihood of people filling prescriptions for opioids in those who received chiropractic care 4 Fragmented Market $15 B 1 on chiropractic care 39,00 0 2 independent pr a cti t ioners 1 IBIS World Chiropractors Market Research Report; August 2016 | 2 Kentley Insights, The 2017 Office of Chiropractors Market Research Report | 3 Gallup - Palmer College of Chiropractic Report 2016 | 4 Association between Utilization of Chiropractic Services and Use of Prescription Opioids Among Patients with Low Back Pain

Opened 12 Clinics in Q4 ‘17 82 175 242 265 309 352 47 61 47 2 0 12 2 0 13 2 0 15 2 0 16 2 0 17 Franchise 2014 Company Owned/Managed 8 © 2018 | NASDAQ: JYNT | thejoint.com 312 370 246 4 399

Sold 10 RDs to Advance National Footprint 8 11 13 16 18 Q4 Q1 Q2 Q3 Q4 2 0 1 6 2 0 2 7 2 0 1 7 2 0 1 7 2 0 1 7 Minimum 259 clinic for RDs to open and operate over 10 - year RD term NUMBER OF REGIONAL DEVELOPERS 9 © 2018 | NASDAQ: JYNT | thejoint.com 9 © 2018 | NASDAQ: JYNT | thejoint.com

2018 Growth Strategy: 10 © 2018 | NASDAQ: JYNT | thejoint.com Driving Scale • Accelerate franchise sales • Leverage Regional Developers • Reengage growth of company owned/managed units • Acquire buyback clinics opportunistically • Build greenfield clinics in clustered locations Building nationwide brand to deliver shareholder value

Q4 2017 Operational Summary • System - wide sales up 32% to $ 36.1M, from $ 27.2M in Q4 2016 • System - wide comp sales for clinics >13 months in operation 1 increased 26%, the same as Q4 2016 • System - wide comp sales for clinics >48 months in operation 1 increased 17%, compared to 14% in Q4 2016 • 399 open clinics vs. 370 at the end of Q4, 2017 vs. 2016 • 352 franchises • 47 corporate clinics • 31 buybacks • 16 greenfields • System - wide gross sales since the month prior to acquisition increased on average 68% through 12/2017, compared to 57% through 9/2017 2017 11 © 2018 | NASDAQ: JYNT | thejoint.com Q4 1 Comparable Sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have closed 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

$ in Ms Q4 2017 Q4 2016 IMPROVEMENT Revenue $6 .9 $5.8 $1 .1 20% Inc. revenue contribution Corporate clinic 3 .0 2.4 0.6 25% • 53% Corp Franchise 3 .9 3.4 0.5 16% • 47% Franchise Cost of revenue 1.0 0.8 (0.2) (30%) Inc. gross sales and RD fees Gross profit 5.9 5.0 0.9 18% Sales and marketing 1 .3 1.2 (0. 1 ) (4%) Higher national marketing G&A 4 .4 8.9 4.5 50% $3.5M disposition 1 , 14 fewer corporate clinics Loss from ops (0.2) (5.7) 5.5 Net loss (0. 2 ) (5. 8 ) 5.6 Adj. EBITDA 1 0 .4 (1. 4 ) 1.8 Inc. contribution: 60% corp. clinics, 22% franchise, 18% unallocated corp. 12 © 2018 | NASDAQ: JYNT | thejoint.com 12 © 2018 | NASDAQ: JYNT | thejoint.com Q4 2017 Financial Summary 1 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

$ in Ms 2017 IMPROVEMENT 2017 vs. 2016 Revenue $25.2 23% Gross profit $21.9 24% G&A $18.5 (28)% Net loss $(3.3) Up $11.9 Adjusted EBITDA 2 $(0.1) Up $7.6, 99% Cash and equivalents at Dec. 31, 2017 $4.2 Up $1.2 12 © 2018 | NASDAQ: JYNT | thejoint.com 13 © 2018 | NASDAQ: JYNT | thejoint.com Full Year 2017 Metrics • System - wide gross sales up 29% to $126.9M,from $98.6M in 2016 • System - wide comp sales for clinics >13 months in operation 1 increased 21%, compared to 28% in 2016 • System - wide comp sales for clinics >48 months in operation 1 increased 13%, compared to 16% in 2016 1 Comparable Sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have closed 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

$ in Ms LOW HIGH New Franchise Openings 40 50 Additional Company - owned or Managed Clinics 1 0 5 New Clinic Openings 1 40 52 Revenues $31 .0 $32.0 Adjusted EBITDA $2 .5 $3.5 14 © 2018 | NASDAQ: JYNT | thejoint.com Driving Shareholder Value: 2018 Guidance 1 Existing clinics are acquired from franchisees and are neutral to the total clinic count.

Patient Demographic Extremely broad patient base, all walks of life 15 © 2018 | NASDAQ: JYNT | thejoint.com • 25 to 55, Market Penetration Index (MPI) of 117 - 174 • Gender slightly female skewed, similar to US population • 60% white collar / 40% blue collar • $50K - $100K household income, MPI 146 • Over - index Hispanic and Asian, MPI 162 and 126 • Over - index Bachelor’s degree or higher, MPI 119 • Over - index aerobic exercise, MPI 128 The Market Penetration Index (MPI) is a ratio that compares the percent of households in the patient file who possess a specific attribute to the percent of households in the reference population who exhibit that same attribute. An index of 100 means that the attribute is found as often within the customer file as it is within the reference population. For example, an MPI of 119 would mean that a specific attribute (in this case “Bachelors degree or higher”) showed up 19% more often in our database than it does in the population in which our clinics exist.

Projected Core Customer & Trade Area Potential (based on current usage patterns) 400k patient records • Analyze demographics and psychographics • Replicate of attributes • Roll across country 1700+ similar points of distribution Data Analytics Yields 1700+ Clinics 16 © 2018 | NASDAQ: JYNT | thejoint.com

▪ Be the premier provider of chiropractic care in wellness and health plans ▪ Accelerate our footprint through corporate and franchise strategy ▪ Be the career path of choice for chiropractors ▪ Build a world class organizational culture ▪ Foster a robust Regional Developer community ▪ Build and maintain a world class IT platform 17 © 2018 | NASDAQ: JYNT | thejoint.com The Joint Corp. Long - term Vision

Stable Model, Significant Growth Potential 1 IBIS World Chiropractors Market Research Report; August 2016 • $ 15B growing chiropractic market 1 • Experienced, proven management • 1,700+ clinic national footprint opportunity • 77% 8 - year CAGR in system - wide gross sales • 22% of The Joint patients are new to chiropractic • 76% of revenue from recurring memberships • High returns, self funding growth strategy 18 © 2018 | NASDAQ: JYNT | thejoint.com

Peter D. Holt, President and CEO peter.holt@thejoint.com John P. Meloun, Chief Financial Officer john.meloun@thejoint.com Kirsten Chapman, LHA Investor Relations thejoint@lhai.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 240 | Scottsdale, AZ 85260 | (480) 245 - 5960 The Joint Corp. Contact Information https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp 19 © 2018 | NASDAQ: JYNT | thejoint.com

Non - GAAP Measure Definition 20 © 2018 | NASDAQ: JYNT | thejoint.com This presentation includes a presentation of EBITDA and Adjusted EBITDA, which are non - GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income (loss) before net interest, taxes, depreciation and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase gain, loss on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements filed with the SEC.

Q4 2017 Segment Results & GAAP Reconciliation 2017 Q4 Corporate Clinics Franchise Operations Unallocated Corporate The Joint C on s o li d a t e d Total Revenues $ 3,019 $ 3,911 $ 0 $ 6,929 Operating Expenses ( 3 , 457 ) ( 2 , 147 ) ( 2 , 019 ) ( 7 , 623 ) Depreciation and Amortization 386 0 81 467 Operating Income (Loss) (53) 1 , 76 5 ( 1 , 938 ) (226) Other (Income) Expense, net (23) 13 (21) (31) Loss before income tax expense (75) 1 , 77 8 ( 1 , 959 ) (257) Total Income Taxes - - (43) (43) Net Income (Loss) (75) 1 , 77 8 ( 1 , 916 ) (213) Interest Expense Income Taxes 1 - 25 - - (43) 26 (43) Total Depreciation and Amortization Expense 386 0 81 467 EBITDA 312 1,778 (1,853) 237 Stock Based Compensation Exp - - 182 182 Bargain Purchase Gain - - - - Loss on Disposition/Impairment - - - - Acquisition Expenses - - - - Adjusted EBITDA 312 1,778 (1,671) 419 21 © 2018 | NASDAQ: JYNT | thejoint.com

2017 Segment Results & GAAP Reconciliation 2017 Corporate Franchise Unallocated Clinics Operations Corporate The Joint C on s o li d a t e d Total Revenues $ 11,125 $ 14,039 $ - $ 25 , 16 4 Operating Expenses ( 14 , 437 ) ( 7 , 796 ) ( 8 , 123 ) ( 30 , 356 ) Depreciation and Amortization 1 , 60 8 0 40 9 2 , 01 7 Operating Income (Loss) ( 1 , 704 ) 6 , 24 3 ( 7 , 714 ) ( 3 , 175 ) Other (Income) Expense, net (27) 2 1 (59) (64) Loss before income tax expense ( 1 , 730 ) 6 , 26 4 ( 7 , 773 ) ( 3 , 239 ) Total Income Taxes - - 3 6 36 Net Income (Loss) ( 1 , 730 ) 6,264 (7,809) ( 3 , 275 ) Interest Expense 5 - 100 105 Income Taxes - - 36 36 Total Depreciation and Amortization Expense 1 , 60 8 0 409 2 , 01 7 EBITDA (117) 6,264 (7,264) ( 1 , 117 ) Stock Based Compensation Exp Bargain Purchase Gain Loss on Disposition/Impairment - - 418 - 594 - - - - 594 - 418 Acquisition Expenses 0 - 13 13 Adjusted EBITDA 30 2 6,264 (6,657) (91) 22 © 2018 | NASDAQ: JYNT | thejoint.com